SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 7, 2007

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royal Centre One, 11675 Great Oaks Way, Suite 120, Alpharetta, GA	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information in this Current Report and Exhibit 99.1 hereto is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be (i) deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, or (ii) incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

On February 6, 2007, the Chief Executive Officer of Tri-S Security Corporation (the “Company”) learned that an Investor Fact Sheet containing certain information regarding the Company’s estimated results for the quarter and year ended 2006 (the “Information”) was posted to the Company’s website on or about January 24, 2007 and subsequently disclosed to certain securities market participants. The Company is hereby providing prompt public disclosure of the Information for purposes of complying with Regulation FD. A copy of the portions of the Investor Fact Sheet containing the Information is furnished as Exhibit 99.1 to this Current Report.

Exhibit 99.1 to this Current Report contains the Company’s calculations regarding EBITDA (calculated as earnings before interest, taxes, depreciation, amortization, net income with respect to Tri-S Security’s equity interest in Army Fleet Support, LLC, non-cash stock-based compensation and certain other incomes/expenses), which is a “non-GAAP financial measure” as defined in Item 10 of Regulation S-K. Set forth in the table below for each of the periods presented is a quantitative reconciliation of EBITDA to net loss, the measure which the Company believes is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States.

	Three Months Ended December 31, 2005	Three Months Ended March 31, 2006	Three Months Ended June 30, 2006	Three Months Ended September 30, 2006	Estimated Three Months Ended December 31, 2006
Net Loss	$(1.9)	$(1.3)	$(0.1)	$(0.8)	$(1.0)
Adjustments:
Income tax expense (benefit)	(1.2)	(0.7)	0.1	(0.2)	(0.6)
Interest income	—	—	—	—	—
Interest expense	0.8	1.1	0.7	0.4	0.4
Interest on preferred stock subject to mandatory redemption	0.1	0.1	0.1	0.1	0.1
Gain on sale of assets	—	—	(1.9)	(0.5)	—
Other income/(expense)	0.3	(0.1)	—	(0.3)	—
Income from investment in Army Fleet Support, LLC	(0.3)	(0.3)	(0.1)	—	—
Depreciation and Amortization	0.6	0.7	0.7	0.7	0.7
Non-cash stock based compensation	—	0.1	0.2	0.1	—

EBITDA	$(1.6)	$(0.4)	$(0.3)	$(0.5)	$(0.4)

The Company’s management believes that EBITDA is useful to the investment community because it reflects a convention or standard measure of liquidity, profitability and performance commonly used in the security services industry for comparability purposes. In addition, the management of the Company uses EBITDA as a measurement of the operating performance of the business.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Copy of selected portions of the Investor Fact Sheet released on or about January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Robert K. Mills
Robert K. Mills, Chief Financial Officer

Dated: February 7, 2007

EXHIBIT INDEX

99.1   Copy of the selected portions of the Investor Fact Sheet released on or about January 24, 2007.